EXECUTION ORIGINAL

GUARANTORS’ RATIFICATION

The undersigned Guarantors hereby reaffirm their continuing obligations under the terms of the certain Guaranty and Suretyship Agreement dated June 22, 2012 (as amended, restated, replaced and/or modified from time to time, the “Guaranty”), and acknowledge that (i) they have read the First Amendment to Revolving Credit, Term Loan and Security Agreement, (ii) the Obligations under the Revolving Credit, Term Loan and Security Agreement dated June 22, 2012, as is being and may further be amended, restated, modified and/or extended from time to time, are secured by their Guaranty, and (iii) they make such reaffirmation with full knowledge of the terms thereof.

ATTEST:	HUDSON HOLDINGS, INC.

/s/ Stephen P. Mandracchia	By:/s/ Brian F. Coleman
Name: STEPHEN P. MANDRACCHIA	Name: BRIAN F. COLEMAN
Title: Secretary	Title: Vice President

ATTEST:	HUDSON TECHNOLOGIES, INC.

/s/ Stephen P. Mandracchia	By:/s/ Brian F. Coleman
Name: STEPHEN P. MANDRACCHIA	Name: BRIAN F. COLEMAN
Title: Secretary	Title: President

Dated: February 15, 2013

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